UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

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United Community Bancorp
(Name of Registrant as Specified In Its Charter)

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[LETTERHEAD OF UNITED COMMUNITY BANCORP]

October 24, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of United Community Bancorp.  We will hold the meeting at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on November 22, 2011, at 12:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card OR vote by Internet or by telephone.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card OR voted by Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ William F. Ritzmann

William F. Ritzmann
President and Chief Executive Officer

United Community Bancorp
92 Walnut Street
Lawrenceburg, Indiana 47025
(812) 537-4822

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	12:00 p.m., local time, on Tuesday, November 22, 2011.

PLACE	Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana.

ITEMS OF BUSINESS	(1) The election of four directors of the Company;

(2) The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants for the Company for the fiscal year ending June 30, 2012; and

(3)
Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on October 17, 2011.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy card.  You also may vote by Internet or by telephone by following the instructions on the enclosed proxy card.  You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer
and Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or vote via the telephone or the Internet.

UNITED COMMUNITY BANCORP

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Community Bancorp (“United Community,” the “Company,” “we,” “our,” or “us”) to be used at the annual meeting of stockholders of the Company.  United Community is the holding company for United Community Bank (the “Bank”) and the majority-owned subsidiary of United Community MHC.  The annual meeting will be held at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, on November 22, 2011, at 12:00 p.m., local time.  This proxy statement and the enclosed proxy card are being first mailed on or about October 24, 2011 to stockholders of record on October 17, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 22, 2011

The Proxy Statement and the 2011 Annual Report to Stockholders are available at https://www.sendd.com/EZProxy/?project_id=340.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of United Community common stock only if the records of the Company show that you held your shares as of the close of business on October 17, 2011.  As of the close of business on October 17, 2011, a total of 8,464,000 shares of United Community common stock were outstanding and entitled to vote, including 4,655,200 shares of common stock held by United Community MHC.  Each share of common stock has one vote.

Ownership of Shares; Attending the Meeting

You may own shares of United Community in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•
Indirectly in the United Community Bancorp Stock Fund of our 401(k) Plan, the United Community Bancorp Employee Stock Ownership Plan (the “ESOP”), or the trust that holds restricted stock awards issued to directors and employees under our 2006 Equity Incentive Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of United Community common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum.  The annual meeting will be held only if there is a quorum.  A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting.

Votes Required for Proposals.  At this year’s annual meeting, stockholders will elect four directors, three to serve a term of three years and one to serve a term of one year.  In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  “Plurality” means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting.

In voting on the ratification of the appointment of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the selection of Clark, Schaefer, Hackett & Co. as our independent registered public accountants, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

Effect of Not Casting Your Vote.  If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.

Your bank or broker may not vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf.  These are referred to as broker non-votes.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement).

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.  In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.  In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

Voting by Proxy

The Board of Directors of United Community is sending you this proxy statement for the purpose of requesting that you allow your shares of United Community common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of United Community common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends a vote “FOR” all of the nominees for director, and “FOR” ratification of Clark, Schaefer, Hackett & Co. as our independent registered public accountants for the fiscal year ending June 30, 2012.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your United Community common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone.  To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Voting by Internet or Telephone

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone.  The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly.  Specific instructions for Internet and telephone voting are set forth on the enclosed proxy card.  The deadline for voting by telephone or via the Internet is 11:59 p.m., Central time, on Sunday, November 20, 2011.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the ESOP or if you hold shares through the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction card that reflects all shares you may direct the trustees to vote on your behalf under the plans.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions.  Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the voting of the shares in the United Community Bancorp Stock Fund credited to his or her account.  The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your voting instructions to each plan’s trustee is November 15, 2011.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of nine members, each of whom are “independent” under the listing standards of The NASDAQ Stock Market, except for William F. Ritzmann, the President and Chief Executive Officer of United Community and United Community Bank, Elmer G. McLaughlin, the Executive Vice President, Chief Operating Officer and Corporate Secretary of United Community and United Community Bank, Robert J. Ewbank and G. Michael Seitz.  In determining the independence of its directors, the Board considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.”  The Board also considered transactions, relationships or arrangements between United Community, United Community Bank and its directors that were not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons” including insurance premiums the Bank paid in fiscal 2011 to Seitz Agency, Inc., an insurance agency of which G. Michael Seitz and Eugene B. Seitz, II are officers and co-owners.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight.  Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.  Consistent with this determination, Ralph B. Sprecher serves as Chairman of the Board of Directors.  Mr. Sprecher is independent under the listing requirements of The NASDAQ Stock Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company.  Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of each director; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors of United Community

The following table identifies our standing committees and their members as of June 30, 2011.  All members of each committee are independent in accordance with the listing standards of The NASDAQ Stock Market.

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee

William F. Ritzmann
Ralph B. Sprecher	X		X*
Robert J. Ewbank
Jerry W. Hacker		X	X
James D. Humphrey		X
Elmer G. McLaughlin
G. Michael Seitz
Eugene B. Seitz, II	X	X*	X
Richard C. Strzynski	X*
Number of Meetings in Fiscal 2011	7	2	2

*  Chairman

Audit Committee

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is responsible for reviewing the following:  the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent registered public accounting firm; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; the performance of the Company’s internal audit functions, its independent registered public accounting firm and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board has established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.  The Audit Committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that Mr. Strzynski is an audit committee financial expert under the rules of the Securities and Exchange Commission.  The Audit Committee acts under a written charter adopted by the Board of Directors.  The charter is not available on the Company’s website, however, a copy of the charter was included as Appendix A to the Company’s 2009 proxy statement.

Compensation Committee

The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs.  The Compensation Committee operates under a written charter.  The charter is not available on the Company’s website, however, a copy of the charter was included as Appendix B to the Company’s 2009 proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to United Community and monitoring compliance with these policies and guidelines.  In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders.  It leads the Board in its annual review of the Board’s performance and recommends director candidates for each committee for appointment by the Board.  The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors.  The charter is not available on the Company’s website, however, a copy of the charter was included as Appendix C to the Company’s 2009 proxy statement.

Minimum Qualifications.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.  The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of the Bank’s local communities.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

Evaluation.  In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders.  It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.  To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Directors’ Compensation

The following table sets forth the compensation paid to our non-employee directors for their board service during fiscal 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert J. Ewbank	25,000	3,728	1,916	657	31,301
Jerry W. Hacker	25,000	3,728	1,916	657	31,301
James D. Humphrey	10,416	—	—	—	10,416
Eugene B. Seitz, II	27,250	3,728	1,916	657	33,551
G. Michael Seitz	28,500	3,728	1,916	657	34,801
Richard C. Strzynski	25,000	3,728	1,916	657	31,301
Ralph B. Sprecher	29,900	3,728	1,916	657	36,201

(1)
Reflects the compensation expense recognized in accordance with FASB ASC Topic 718 on outstanding restricted stock awards for each director based upon the Company’s stock price of $11.53 as of the date of grant.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.  At June 30, 2011, the Equity Incentive Plan Trust held 995 shares of unvested restricted stock for each of the non-employee directors, except for Director Humphrey for which it held no shares of unvested restricted stock.

(2)
Reflects the compensation expense recorded in accordance with FASB ASC Topic 718 on outstanding stock option awards for each of the non-employee directors, based upon a fair value of each option of $2.37 using the Black-Scholes option pricing model. The stock options vest ratably over a five-year period which began on January 2, 2008.  At June 30, 2011, each director held an unvested stock option for 2,490 shares of Company common stock, except for Director Humphrey who holds no stock options.

(3)	Represents dividends paid on stock awards that vested in fiscal 2011 and life insurance premiums.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on the Boards of Directors of United Community Bancorp and United Community Bank during fiscal 2012. Additionally, Mr. Sprecher will receive $4,900 annually for his service as Chairman of the Board, Mr. G. Michael Seitz will receive $3,500 annually for his service as Secretary of the Board and Mr. Eugene Seitz will receive $2,250 annually for his service as Assistant Secretary of the Board.  Directors do not receive any fees for their service on the Board of Directors of United Community MHC. Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Annual retainer for United Community Bancorp.	$5,000

Annual retainer for United Community Bank	$14,800

Annual fee for service on committees of United Community Bank	$5,200

Directors Retirement Plan. The Bank sponsors a directors retirement plan for the purpose of providing eligible directors with a cash benefit upon retirement. Under the plan, a non-employee director who has completed at least three years of service with the Bank and has attained the designated “benefit age” (ranging from age 72 years to age 80 years and 9 months) set forth in an individual agreement under the plan will receive a retirement benefit of $20,000 per year for ten years, payable in monthly installments. A participating director may also receive an early retirement benefit upon termination of service following completion of at least three years of participation in the plan and attainment of age 65. The early retirement benefit equals $10,000 per year for ten years upon retirement after age 65 but before age 68, or $15,000 per year for ten years upon retirement after age 68 but before the designated benefit age. Upon the death of a director who has begun receiving benefits under the plan, the Bank will pay any remaining benefits to the director’s designated beneficiary. If the director dies while still in service as a director of the Bank, the Bank will pay the director’s beneficiary the survivor benefit set forth in the director’s individual joinder agreement under the plan. Upon termination of service in connection with a change in control, a participating director becomes entitled to the same retirement benefit the director would have received if he remained in service until reaching his designated benefit age, payable over a ten-year period. The plan also provides that the Board may approve a disability benefit equal to the actuarially-determined annuitized value of a director’s benefit under the plan upon a termination of service due to disability. In addition to the above benefits, the plan provides the director’s beneficiary with a separate lump sum benefit of $10,000 for the payment of funeral expenses. In consideration for the benefits provided under the plan and outlined above, participating directors agree not to engage in certain competitive business activities while serving on the board or following termination of service for reasons other than a change in control. No benefits are payable under the plan upon a termination of service for cause. Directors G. Michael Seitz, Sprecher, Hacker, Strzynski, Ewbank and Eugene B. Seitz currently participate in the plan.

Director Emeritus Policy.  The Board of Directors of the Bank established a director emeritus policy which states that the Board of Directors may designate a director as a director emeritus if he or she terminates service with the Bank on or after attaining age 72 and agrees to perform certain advisory services for the Board as may be determined from time to time.  All emeritus directors who do not participate in the Directors Retirement Plan receive a $20,000 annual fee for service as a director emeritus.  Directors emeriti may also participate in the medical and health benefit coverage provided to non-employee directors of the Bank.  Upon the death of a director emeritus, the surviving spouse may continue to receive medical and health benefits by reimbursing the Bank for the coverage costs until the earliest of the termination of such insurance by the Bank, eligibility for benefits under another insurance plan, or remarriage.  Directors Anthony C. Meyer, Henry G. Nanz, Frank E. Weismiller, Jr. and William S. Gehring currently serve in a director emeritus capacity.

Board and Committee Meetings

During the year ended June 30, 2011, the Board of Directors of the Company met 14 times and the Board of Directors of the Bank met 26 times.  No director attended fewer than 75% of the total meetings of the Company’s and the Bank’s respective Board of Directors and the committees on which such director served.

Director Attendance at the Annual Meeting of Stockholders

The Board of Directors encourages each director to attend the annual meeting of stockholders.  All directors attended the 2010 annual meeting of stockholders.

Code of Ethics and Business Conduct

United Community has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest.  Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.  The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence from the Company and its management.  In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.  The Audit Committee meets with representatives of the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 for filing with the Securities and Exchange Commission.  The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

The Audit Committee
Richard C. Strzynski, Chairman
Eugene B. Seitz, II
Ralph B. Sprecher

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2011 and 2010 by Clark, Schaefer, Hackett & Co.:

	2011	2010
Audit fees(1)	$173,540	$132,476
Audit related fees(2)	11,146	—
Tax fees(3)	19,950	26,675
All other fees (4)	132,363	18,654

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of the financial statements included in Quarterly Reports on Form 10-Q.
(2)	For 2011, consists of an information systems review for audit purposes.
(3)	For both 2011 and 2010, consists of fees for tax return preparation, planning and tax advice.
(4)
For 2011, consists of consulting fees related to regulatory reporting and miscellaneous compliance reviews, administration fees for deferred compensation and retirement plans for senior employees and Board members, and services related to the stock offering. For 2010, consists of consulting fees related to the Integra branch acquisition and a Bank Secrecy Act review.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

During the year ended June 30, 2011, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of October 17, 2011 about the persons and entities known to United Community to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

United Community MHC 92 Walnut Street Lawrenceburg, Indiana 47025	4,655,200	(2)	55.0%

(1)	Based on 8,464,000 shares of the Company’s common stock outstanding and entitled to vote as of October 17, 2011.
(2)	Acquired in connection with the Company’s minority stock offering, which was completed on March 30, 2006.

The following table provides information as of October 17, 2011 about the shares of United Community common stock that may be considered to be beneficially owned by each director, nominee for director, named executive officers listed in the Summary Compensation Table and all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (1)		Options Exercisable Within 60 Days	Percent of Common Stock Outstanding (2)
William F. Ritzmann	75,367	(3)	53,085	1.51%
Ralph B. Sprecher	31,976	(4)	9,953	*
Robert J. Ewbank	54,976	(5)	9,953	*
Jerry W. Hacker	34,976	(6)	9,953	*
James D. Humphrey	—		—	*
James W. Kittle	46,705	(7)	28,202	*
Elmer G. McLaughlin	58,249	(8)	39,814	1.15%
G. Michael Seitz	39,976		9,953	*
Eugene B. Seitz, II	36,276	(9)	9,953	*
Richard C. Strzynski	19,976		9,953	*
All directors and executive officers as a group (13 persons)	488,843		237,223	8.34%

*	Less than 1.0%.
(1)
Includes shares held in the reporting person’s 401(k) Plan account as follows:  Mr. Ritzmann, 10,704 shares, Mr. Elmer G. McLaughlin, 30,385 shares and Mr. Kittle, 6,320 shares.  These amounts reflect ownership units in the employer stock fund of the 401(k) Plan, which consists of both issuer stock and a reserve of cash.  The actual number of shares held by the individual may vary when such units are actually converted into shares upon distribution of the units to the individual.  Amounts also include shares of unvested restricted stock over which the reporting person has voting but no dispositive power: for each of Messrs. Ewbank, Hacker, G. Michael Seitz, Eugene B. Seitz, II, Sprecher and Strzynski, 995 shares; Mr. Kittle, 2,820 shares; Mr. Elmer G. McLaughlin, 3,981 shares; Mr. Ritzmann, 5,308 shares; and for all directors and executive officers as a group, 23,719 shares.

(2)	Based on 8,464,000 shares of the Company’s common stock outstanding and entitled to vote as of October 17, 2011.
(3)	Includes 14,783 shares held in Mr. Ritzmann’s individual retirement account and 10,049 shares allocated to Mr. Ritzmann’s account under the ESOP.
(4)	Includes 20,000 shares held in Mr. Sprecher’s individual retirement account.
(5)	Includes 5,300 shares held by Mr. Ewbank’s spouse and 29,700 shares held by one corporation controlled by Mr. Ewbank. Also includes 29,700 shares pledged as security.
(6)	Includes 9,000 shares held in Mr. Hacker’s individual retirement account and 6,000 shares held in Mr. Hacker’s spouse’s individual retirement account.
(7)
Includes 750 shares held in Mr. Kittle’s individual retirement account, 1,850 shares held in Mr. Kittle’s spouse’s individual retirement account and 6,567 shares allocated to Mr. Kittle’s account under the ESOP.  Also includes 7,427 shares pledged as security.

(8)	Includes 9,607 shares allocated to Mr. McLaughlin’s account under the ESOP. Also includes 17,962 shares pledged as security.
(9)
Includes 5,840 shares held in Mr. Seitz’s individual retirement account and includes 5,000, 5,000 and 5,000 shares, respectively, held in three custodian accounts for Mr. Seitz’s children.  Also includes 10,000 shares pledged as security.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of nine members and is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The Board of Directors’ nominees for election this year are William F. Ritzmann, Robert J. Ewbank, Richard C. Strzynski and James D. Humphrey, each of whom is currently a director of United Community and the Bank.  The William F. Ritzmann, Robert J. Ewbank and Richard C. Strzynski have been nominated to serve for a three-year term or until their respective successors have been elected and qualified and James D. Humphrey has been nominated to serve for a one-year term or until his respective successor has been elected and qualified.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated for each individual is as of June 30, 2011.

The Board of Directors recommends that stockholders vote “FOR” each of the director nominees.

Board Nominee for a Term Ending in 2012

James D. Humphrey has served as the Judge of the Circuit Court of Dearborn and Ohio Counties, Indiana since January 1, 1999. Age 53. Director since 2011.

Mr. Humphrey’s legal experience, including his service as the Judge of the Circuit Court, provides the board with the legal knowledge necessary to assess issues facing the Board effectively. In addition, Mr. Humphrey’s involvement in community organizations and local political matters is a vital component of a well-rounded board.

Board Nominees for Terms Ending in 2014

William F. Ritzmann has served as President and Chief Executive Officer of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. Ritzmann served for 23 years as director, President and Managing Officer of Progressive Federal Savings Bank. Age 63. Director since 1975 (including term as a director of Progressive Federal Savings Bank).

Mr. Ritzmann’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Bank.  Mr. Ritzmann’s knowledge of all aspects of the Company’s and the Bank’s business and history, combined with his success and continued drive for responsible growth and excellence, over the past thirty-six years, position him well to continue to serve as our President and Chief Executive Officer.

Robert J. Ewbank has been a partner in the Lawrenceburg, Indiana law firm of Ewbank & Kramer LLP since 1978. Age 64. Director since 1984 (including term as a director of Progressive Federal Savings Bank).

Mr. Ewbank’s legal experience as a partner of the firm Ewbank & Kramer LLP, affords the Board in-depth knowledge and understanding of the issues facing the Bank and the Company and the unique skills needed to guide the Company and its management effectively.  Through Mr. Ewbank’s experience as owner of Ewbank Land Title Company, Mr. Ewbank also offers the Board management experience in the small firm setting and critical experience in real estate matters.  In addition, with over twenty-five years of service on the Board, Mr. Ewbank brings significant knowledge of the Company’s and the Bank’s business and history to the Board.

Richard C. Strzynski has been a self-employed certified public accountant in Aurora, Indiana, since 1979. Age 63. Director since 1993 (including term as a director of Progressive Federal Savings Bank).

Mr. Strzynski’s experience as a self employed certified public account  provides the Board with critical experience in accounting matters and understanding of business financial statements.  In addition, Mr. Strzynski ’s familiarity with and participation in our local community through various community organizations has allowed him to develop strong ties to the community, providing the Board with valuable insight regarding the local business and consumer environment.

Directors with Terms Ending in 2012

Jerry W. Hacker served as the owner and President of Dee’s Delights, Inc., a miniatures wholesaling company from 1983 until 2006.  He is now retired.  Age 68. Director since 1987 (including term as a director of Perpetual Federal Savings and Loan Association).

As the former owner and President of Dee’s Delights, Inc., Mr. Hacker provides the Board with essential business and management experience, as well as, valuable leadership capability.  Mr. Hacker’s twenty-three years of service on the Board also provides the Board with substantial knowledge of the Company’s and the Bank’s business and history.  In addition, Mr. Hacker’s continued involvement in community organizations and local matters is a vital component of a well rounded board.

Ralph B. Sprecher is Chairman of the Board.  He previously was the Vice President of Midwest Operations for Joseph E. Seagram, a beverage distribution company, and is now retired. Age 70. Director since 1993 (including term as a director of Perpetual Federal Savings and Loan Association).

Mr. Sprecher has considerable management and operational experience through thirty-five years of business experience with Joseph E. Seagrams, including his role as Vice President of Midwest Operations.  In addition, Mr. Sprecher provides valuable local community insight through his familiarity and participation in our community through various local organizations.

Directors with Terms Ending in 2013

Eugene B. Seitz, II is an officer and co-owner of Seitz Agency, Inc., an insurance agency. Mr. Seitz also serves as Assistant Secretary of the Board of Directors.  Mr. Seitz’s brother, George M. Seitz, II, also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank. Age 54. Director since 1995 (including term as a director of Perpetual Federal Savings and Loan Association).

Mr. Seitz provides the Board with extensive marketing and operational knowledge through his experience as an officer and co-owner of Seitz Agency, Inc., a long standing insurance agency in our local market.  Mr. Seitz also has considerable management experience within the insurance industry and knowledge of the corporate governance practices necessary to guide management.  Mr. Seitz’s experience in dealing with the insurance needs of the agency’s clients, his lifelong residency and community involvement provide the Board with significant knowledge regarding the communities in which the Bank operates.

G. Michael Seitz is an officer and co-owner of Seitz Agency, Inc., an insurance agency.  Mr. Seitz also serves as Secretary of the Board of Directors.  Mr. Seitz’s brother, Eugene B. Seitz, II also serves on the Board of Directors and Mr. Seitz’s cousin, James W. Kittle, is a Senior Vice President of Lending with the Bank.  Age 63.  Director since 1971 (including term as a director of Progressive Federal Savings Bank).

As an officer and co-owner of Seitz Agency, Inc., a long standing insurance agency in our local market, Mr. Seitz provides the Board with significant management, strategic and operational expertise.  Through his role as an officer and co-owner Seitz Agency, Inc. Mr. Seitz provides the Board with essential knowledge and understanding of the local business environment.   In addition, Mr. Seitz’s thirty-nine years of dedicated service on the Bank’s Board of Directors provides the Board with invaluable expertise and knowledge of the Bank’s business and its history.

Elmer G. McLaughlin has served as Executive Vice President and Chief Operating Officer of the Bank since the merger of Perpetual Federal and Progressive Federal to form United Community Bank on April 12, 1999. Before the merger, Mr. McLaughlin served for nine years as President, and 19 years as a director, of Perpetual Federal Savings and Loan Association, and was Executive Vice President and head of Operations and senior loan officer of Perpetual Federal from 1978 until 1990. Mr. McLaughlin is the brother of W. Michael McLaughlin, a Senior Vice President of Operations at the Bank.  Age 59.  Director since 1980 (including term as a director of Perpetual Federal Savings and Loan Association).

As Executive Vice President and Chief Operating Officer Mr. McLaughlin successfully assisted the Bank in its mutual-to-stock conversion and navigated the various issues facing financial institutions and public companies during one of the most challenging economic periods in recent history.  Mr. McLaughlin’s thirty-four years of experience as an employee and officer of United Community Bank, provides the Board with valuable expertise and knowledge of all aspects of the business and its history.  In addition, Mr. McLaughlin’s lifelong residency and community involvement in our area make him a vital part of our Board.

Proposal 2 — Ratification of Independent Registered Public Accountants

The Audit Committee of the Company’s Board of Directors has appointed Clark, Schaefer, Hackett & Co. to be its independent registered public accountants for the 2012 fiscal year, subject to ratification by stockholders.  A representative of Clark, Schaefer, Hackett & Co. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Company’s Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accountants.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the chief executive officer and the two other most highly compensated executive officers during the year ended June 30, 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)(2)	Total ($)

William F. Ritzmann	2011	172,847	3,731	—	—	6,000	144,740	327,318
President and	2010	144,948	11,453	—	—	6,000	157,294	319,695
Chief Executive Officer

Elmer G. McLaughlin	2011	126,851	3,060	—	—	—	86,985	216,896
Executive Vice President,	2010	124,364	10,536	—	—	—	105,345	240,245
Chief Operating Officer
and Corporate Secretary

James W. Kittle	2011	99,787	8,392	—	—	—	50,682	158,861
Senior Vice President,	2010	97,218	9,328	—	—	—	57,333	163,879
Lending

(1)	Reflects amounts earned under the cash profit-sharing plan and the cash bonus program.
(2)
Details of the amounts reported in the “All Other Compensation” column are provided in the table below.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer:

Item	William F. Ritzmann	Elmer G. McLaughlin	James W. Kittle
Employer matching contribution to 401(k) plan	$8,751	$634	$6,601
Market value of allocations under the employee stock ownership plan	11,432	10,887	7,712
Value of insurance premiums under endorsement method split-dollar life insurance arrangement	1,663	1,084	569
Dividends paid on stock awards	3,505	2,628	1,862
Value of shares of Company Stock credited to SERP	—	—	—
Contributions to Executive Supplemental Retirement Income Agreement Trust (“SRIAT”)	75,633	46,455	21,500
Tax indemnification payment for income recognized on contributions to SRIAT	43,756	25,297	12,438
Total	$144,740	$86,985	$50,682

Employment Agreements

United Community and the Bank are both parties to substantially similar employment agreements with Messrs. Ritzmann, McLaughlin and Kittle.  The employment agreements with Messrs. Ritzmann and McLaughlin each provide for a three-year term, and the employment agreement with Mr. Kittle has a two-year term.  The employment agreements may be renewed on an annual basis by the respective Boards of Directors.  The agreements provide for base salaries, which for 2011 were $172,847, $126,851 and $99,787 for Messrs. Ritzmann, McLaughlin and Kittle, respectively.  In addition to base salary, the employment agreements provide for, among other things, participation in stock-based benefit plans, retirement plans and fringe benefits.

United Community or the Bank will pay or reimburse the executive for reasonable costs and legal fees resulting from any dispute or question of interpretation relating to his employment agreement, provided the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that United Community or the Bank will indemnify the executives to the fullest extent legally allowable. For Messrs. Ritzmann and McLaughlin, amounts due under the employment agreements may be paid by either United Community or the Bank, as appropriate, but they will not receive duplicative payments under both agreements.

The employment agreements provide Messrs. Ritzmann, McLaughlin and Kittle with certain severance payments and benefits continuation upon termination of employment. The employment agreements provide that United Community or the Bank may terminate an executive’s employment for cause, as described in the employment agreements, at any time, with no further benefits payable following such termination. If United Community or the Bank terminates an executive’s employment for reasons other than for death, cause or in connection with a change in control, the executive or, upon his death, his beneficiary, will receive a payment equivalent to his base salary for the remaining term of the agreement, plus the value of the cash bonus paid to the executive during the 12-month period preceding termination of employment. The executive will also receive continued health, life, disability and other benefits through the earlier of the agreement expiration date or coverage by another employer. Upon the executive’s death during the agreement term, the agreement will automatically expire and the executive’s estate will receive the salary the executive would have received through the last day of the third month following the month in which he died.

The employment agreements provide that if the executive voluntarily terminates employment without written consent of United Community or the Bank, other than with “good reason” in connection with a change in control, as defined in the agreement, the executive shall not engage in competition with United Community or the Bank within Dearborn County or within 30 miles of the principal business of United Community or the Bank.

Upon the executive’s involuntary termination or constructive termination (i.e., a voluntary termination with “good reason,” under circumstances described in the agreement) within one year following a change in control, the executive will receive an amount equal to the product of 2.99 and the executive’s “base amount,” as defined under Internal Revenue Code Section 280G. Under Internal Revenue Code Section 280G, the base amount equals the executive’s average annual taxable compensation over the five taxable years preceding the change in control. The executive will also receive continued coverage under all health, life, disability and other benefit plans until the earlier of the expiration of the agreement term or the date the executive becomes covered under another employer’s benefit plans.

Internal Revenue Code Section 280G provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct the payments in excess of the base amount. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Supplemental Executive Retirement Plan

The Bank maintains a supplemental executive retirement plan which provides participants with retirement benefits that cannot be provided under the 401(k) Plan and/or the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for the Code limitations. In addition to providing benefits that would otherwise be lost as a result of the Internal Revenue Code limitations on tax-qualified plans, the supplemental executive retirement plan also provides supplemental benefits upon a change in control before the scheduled repayment of the ESOP loan. Messrs. Ritzmann and McLaughlin currently participate in the supplemental executive retirement plan.

Executive Supplemental Retirement Income Agreements

The Company has entered into Executive Supplemental Retirement Income Agreements with our Chief Executive Officer, Chief Operating Officer, Senior Vice President of Lending, Senior Vice President of Operations, and Chief Financial Officer for the purpose of providing each executive with additional compensation for 180 months following the executive’s retirement or other termination of service.  The Bank established an irrevocable trust in connection with each arrangement. The trusts are funded with contributions from the Bank for the purpose of meeting the Bank’s obligations under the Executive Supplemental Retirement Income Agreements. The respective trust assets are beneficially owned by each individual with an Executive Supplemental Retirement Income Agreement and, thus, each individual recognizes taxable income with respect to contributions made to the trust. The Bank reimburses the executives each year for income taxes paid by the executives with respect to trust contributions. Earnings on the trust’s assets are taxable to those individuals who maintain an executive supplemental retirement agreement with the Bank.

The Executive Supplemental Retirement Income Agreements require each executive to adhere to a non-competition agreement following termination of employment. In the event our executive breaches the non-competition agreement all payments under the Executive Supplemental Retirement Income Agreement will cease.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested as of June 30, 2011 for each named executive officer.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
William F. Ritzmann	53,086	13,271	11.53	12/14/16	5,309	33,181
Elmer G. McLaughlin	39,814	9,954	11.53	12/14/16	3,981	24,881
James W. Kittle	28,202	7,051	11.53	12/14/16	2,820	17,625

(1)	The market value of unvested restricted stock is based upon the closing price of the Company’s common stock on June 30, 2011, of $6.25 per share.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in United Community common stock during the year ended June 30, 2011.

Policies and Procedures for Approval of Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company or the immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;
•	the Company is, will, or may be expected to be a participant; and
•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;
•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and
•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee.  In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;
•	the size of the transaction and the amount of consideration payable to the related person;
•	the nature of the interest of the related person;
•	whether the transaction may involve a conflict of interest; and
•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by United Community to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

           Pursuant to the Audit Committee Charter, the Audit Committee periodically reviews for approval all of the Company’s and the Bank’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  In accordance with banking regulations and its policy, the Board of Directors also reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Bank’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Bank’s Code of Ethics and Business Conduct, all executive officers and directors of the Bank must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Bank.  Such potential conflicts of interest include, but are not limited to, the following: (i) the Bank conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Bank.

The aggregate amount of loans granted by the Bank to its executive officers and directors was $3.9 million at June 30, 2011, or approximately 7.22% of stockholders’ equity.  These loans were performing according to their original terms at June 30, 2011.

The Bank has an employee loan program whereby employees, including executive officers and directors, may obtain loans with preferential interest rates compared to those prevailing at the time for comparable loans with persons not related to the Bank.  The following information is furnished for outstanding loans made by the Bank to related persons (directors, executive officers and their immediate family members) under the United Community Bank employee loan program:

Name	Largest Aggregate Principal Outstanding for 2011 ($)	Principal Outstanding at June 30, 2011 ($)	Principal Paid During 2011 ($)	Interest Paid During 2011 ($)	Interest Rate Payable (%)
William F. Ritzmann President and Chief Executive Officer	22,750	22,729	17	484	1.798
	2,498	-	2,498	27	1.100
	100,000	92,392	7,608	1,237	1.088
	121,396	116,654	4,742	1,939	1.194
Total		231,775
Matthew P. Ritzmann Son of William F. Ritzmann and employee of United Community Bank	316,529	308,764	7,765	11,322	3.442
	272,518	268,201	8,422	4,032	1.280
	13,318	-	13,318	1,278	10.500
	29,951	20,657	9,294	868	3.088
Total		597,622
Ralph B. Sprecher Chairman of the Board	372,758	363,697	9,061	7,721	1.708
Total		363,697
Robert J. Ewbank Director	75,691	75,961	-	3,636	5.250
	215,327	207,065	8,262	4,507	1.708
	238,620	227,757	10,863	14,108	6.000
	22,907	22,907	(14,686)	78	1.588
Total		533,420
Elmer G. McLaughlin Executive Vice President and Chief Operating Officer	108,482	104,171	4,311	1,731	1.522
	135,112	135,531	1,677	3,124	1.897
	99,000	99,000	-	1,333	1.088
Total		336,702
Eugene B. Seitz, II Director	172,619	167,424	5,195	3,255	1.958
	53,440	53,366	(230)	997	1.588
Total		220,790
James W. Kittle Senior Vice President	94,585	90,022	4,563	1,497	1.442
	37,168	29,094	8,074	859	2.208
	92,171	86,854	5,317	1,246	1.088
Total		205,970
W. Michael McLaughlin Senior Vice President	116,112	100,389	15,723	1,678	1.458
	13,996	-	13,996	13	1.575
	57,155	59,065	1,090	759	1.088
	17,903	19,955	(19,955)	196	1.088
Total		176,409
Brenda Wheat Stepdaughter of Elmer G. McLaughlin	151,146	142,850	8,566	2,334	1.280
	83,685	83,969	(701)	901	1.088
Total		226,819
Jerry W. Hacker Director	567,355	536,715	30,640	36,560	6.500
Total		536,715
Richard C. Strzynski Director	21,696	13,155	8,541	383	1.904
	21,272	16,337	(65)	351	1.588
Total		29,492
G. Michael Seitz Director	5,809	-	5,809	36	1.755
Total		-
James D. Humphrey	104,495	93,929	10,566	1,749	5.500
	-	67,353	(67,353)	505	2.588
Total		161,282
Anthony B. Meyer Director	27,310	-	27,310	437	1.958
	102,000	101,565	(101,565)	406	1.708
	15,797	-	15,797	229	1.588
Total		101,565
Michael B. Shannon	207,602	201,901	(201,901)	3,347	1.208
Total		201,901

Total for all executive officers, directors and related persons		3,924,159

Other Transactions. Ewbank & Kramer LLP of Lawrenceburg, Indiana, of which Robert J. Ewbank is a partner, performs legal services for the Bank.  Mr. Ewbank is also President and owner of Ewbank Land Title, Inc., which performs title searches and provides title insurance for loans that the Bank originates.  Mr. Ewbank’s wife is the owner of Working Environments, Inc., which provides the Bank with interior design and decorating services for its offices.  In fiscal 2011, the Bank paid a total of $42,818 in legal fees to Ewbank & Kramer LLP, $490,205 to Ewbank Land Title, Inc. for title searches and title insurance and $77,421 to Working Environments, Inc. for interior design and decorating services including furnishings for the Bank’s offices.  We believe that the fees paid to Ewbank & Kramer LLP, Ewbank Land Title, Inc. and Working Environments, Inc. were based on normal terms and conditions as would apply to unaffiliated clients of those firms.  There are no other transactions or series of similar transactions between the Bank and any director or executive officer in which the amount involved exceeds $120,000 since the beginning of the Bank’s last fiscal year, or which are currently proposed.

SUBMISSION OF BUSINESS PROPOSALS AND
STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 26, 2012.  If next year’s annual meeting is held on a date more than 30 calendar days from November 22, 2012, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made.  A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, Richard C. Strzynski, at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.  Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.  Communications to individual directors may be made in writing to such director at United Community Bancorp, c/o Corporate Secretary, 92 Walnut Street, Lawrenceburg, Indiana 47025.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of United Community common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on October 17, 2011.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended June 30, 2011, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on October 17, 2011 upon written request to Elmer G. McLaughlin, United Community Bancorp, 92 Walnut Street, Lawrenceburg, Indiana 47025.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, or by casting your vote via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer
and Corporate Secretary

Lawrenceburg, Indiana
October 24, 2011

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 22, 2011, 12:00 p.m. Local Time

You can vote in one of three ways:  1) By Mail, 2) By Phone, 3) By Internet.
See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF
THE PROXY CARD,SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON NOVEMBER 22, 2011

The Proxy Statement and the 2011 Annual Report to Stockholders are available at https://www.sendd.com/EZProxy/?project_id=340.

YOUR VOTE IS IMPORTANT
Please complete both sides of the proxy card, sign, date, detach and return in the enclosed envelope.

Detach proxy card here
The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	COMMON	IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated	The prompt return of proxies will save the Company
the expense of further requests for proxies to
ensure a quorum at the meeting. A self-
addressed postage-prepaid envelope is enclosed
	(Please sign here)	for your convenience.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign.  Only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below.   Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted.  Just follow these easy steps:

1.	Read the accompanying Proxy materials.
2.
Visit our Internet voting site at www.ilstk.com, click on “Shareholder Services,” select the “Internet Voting” tab, enter your Voter Control Number and the last four digits of your Tax Identification Number that is associated with the account you are voting in the designated fields.  Your Voter Control Number is shown above.

Please note that all votes cast by Internet must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.  This is a “secured” web page site.  Your software and/or Internet provider must be “enabled” to access this site.  Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate.  Just follow these easy steps:

1.	Read the accompanying Proxy materials..
2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3.	When asked for your Voter Control Number, enter the Voter Control Number printed above.
4.	You will also be asked to enter the last four digits of your Tax Identification Number that is associated with the account you are voting.

Please note that all votes cast by telephone must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time.  Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail

COMMON

REVOCABLE PROXY – UNITED COMMUNITY BANCORP
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED COMMUNITY BANCORP

The undersigned hereby appoints Jerry W. Hacker, Eugene B. Seitz, II and Elmer G. McLaughlin, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of United Community Bancorp (the “Company”) which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on November 22, 2011, at 12:00 p.m. Local Time, at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 William F. Ritzmann	☐	☐
02 Robert J. Ewbank	☐	☐
03 Richard C. Strzynski	☐	☐
04 James D. Humphrey	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2012.

☐   FOR                                 ☐   AGAINST                                 ☐   ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the nominees and the proposal listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.
(to be signed on the other side)

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear ESOP Participant:

On behalf of the Board of Directors, please find enclosed a vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Stockholders of United Community Bancorp (the “Company”) on November 22, 2011.  Also enclosed is a Notice and Proxy Statement for the Company’s 2011 Annual Meeting of Stockholders and a United Community Bancorp Annual Report to Stockholders.

As a participant in the United Community Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account.

To direct the ESOP Trustee on how to vote the shares of common stock allocated to your account, please complete and sign the appropriately marked vote authorization form for the ESOP and return it in the accompanying postage-paid envelope.  Alternatively, you may also vote via the Internet or by telephone, as directed on the vote authorization form.  The unallocated shares of common stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of common stock allocated to their accounts, subject to the ESOP Trustee’s fiduciary duties under the Employee Retirement Income Security Act of 1974.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 22, 2011, 12:00 p.m. Local Time

You can vote in one of three ways:  1) By Mail, 2) By Phone, 3) By Internet.
See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THE VOTE AUTHORIZATION FORM, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT
Please complete both sides of the vote authorization form, sign, date, detach and return in the enclosed envelope.

Detach vote authorization form here

The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	ESOP		IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated		The prompt return of the vote authorization form `
will save the Company the expense of further
requests for proxies to ensure a quorum at the
meeting. A self-addressed postage-prepaid
envelope is enclosed for your convenience.

(Please sign here)

Please sign exactly as your name appears on this form.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign.  Only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the vote authorization form below.   Detach the form below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted.  Just follow these easy steps:

1.	Read the accompanying Proxy materials.
2.
Visit our Internet voting site at www.ilstk.com, click on “Shareholder Services,” select the “Internet Voting” tab, enter your Voter Control Number and the last four digits of your Tax Identification Number that is associated with the account you are voting in the designated fields.  Your Voter Control Number is shown above.

Please note that all votes cast by Internet must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.  This is a “secured” web page site.  Your software and/or Internet provider must be “enabled” to access this site.  Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Vote Authorization Form By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate.  Just follow these easy steps:

1.	Read the accompanying Proxy materials.
2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3.	When asked for your Voter Control Number, enter the Voter Control Number printed above.
4.	You will also be asked to enter the last four digits of your Tax Identification Number that is associated with the account you are voting.

Please note that all votes cast by telephone must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.

If You Vote By TELEPHONE, Please Do Not Return Your Vote Authorization Form By Mail

ESOP

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock allocated (or deemed allocated) to me under the United Community Bank Employee Stock ownership Plan.  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 22, 2011.

Accordingly, you are to vote my share as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 William F. Ritzmann	☐	☐
02 Robert J. Ewbank	☐	☐
03 Richard C. Strzynski	☐	☐
04 James D. Humphrey	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2012.

☐   FOR                                 ☐   AGAINST                                 ☐   ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This vote authorization form, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this vote authorization form will be voted “FOR” the nominees and the proposal listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this vote authorization form will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This vote authorization form also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

(to be signed on the other side)

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a vote authorization form for the purpose of conveying your voting instructions to MG Trust Company LLC, the trustee for the United Community Bancorp Stock Fund (the “Employer Stock Fund”) in the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on November 22, 2011.  Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund trustee as to the voting of shares of Company common stock credited to your account as of October 17, 2011, the record date for the 2011 Annual Meeting of Stockholders.

To direct the voting of your shares of Company common stock held in the Employer Stock Fund, please complete and sign the appropriately marked vote authorization form and return it in the accompanying postage-paid envelope.  Alternatively, you may vote via the Internet or by telephone, as directed on the vote authorization form.  Shares for which no timely direction is provided will be voted by the Company.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]

Annual Meeting of Stockholders

November 22, 2011, 12:00 p.m. Local Time

You can vote in one of three ways:  1) By Mail, 2) By Phone, 3) By Internet.
See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THE
VOTE AUTHORIZATION FORM, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT
Please complete both sides of the vote authorization form, sign, date, detach and return in the enclosed envelope.

Detach vote authorization form here

The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	401K	IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated	The prompt return of proxies will save the
`		Company the expense of further requests for
proxies to ensure a quorum at the meeting. A self-
addressed postage-prepaid envelope is enclosed
for your convenience.
(Please sign here)

Please sign exactly as your name appears on this form.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign.  Only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the vote authorization form below.  Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted.  Just follow these easy steps:

1.	Read the accompanying Proxy materials.
2.
Visit our Internet voting site at www.ilstk.com, click on “Shareholder Services,” select the “Internet Voting” tab, enter your Voter Control Number and the last four digits of your Tax Identification Number associate with the account you are voting in the designated fields.  Your Voter Control Number is shown above.

Please note that all votes cast by Internet must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.  This is a “secured” web page site.  Your software and/or Internet provider must be “enabled” to access this site.  Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Vote Authorization Form By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate.  Just follow these easy steps:

1.	Read the accompanying Proxy materials.
2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3.	When asked for your Voter Control Number, enter the Voter Control Number printed above.
4.	You will also be asked to enter the last four digits of your Tax Identification Number that is associated with the account you are voting.

Please note that all votes cast by telephone must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time.
Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.

If You Vote By TELEPHONE, Please Do Not Return Your Vote Authorization Form By Mail

401K

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that MG Trust Company, LLC (the “Employer Stock Fund Trustee”), is the holder of record and custodian of all shares of United Community Bancorp (the “Company”) common stock credited to my account under the United Community Bank 401(k) Profit Sharing Plan (the “401(k) Plan”).  Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 22, 2011.

The Employer Stock Fund Trustee is hereby authorized to vote all shares credited to me under the 401(k) Plan as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 William F. Ritzmann	☐	☐
02 Robert J. Ewbank	☐	☐
03 Richard C. Strzynski	☐	☐
04 James D. Humphrey	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2012.

☐   FOR                                 ☐   AGAINST                                 ☐   ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This vote authorization form, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this vote authorization form will be voted “FOR” the nominees and the proposal listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this vote authorization form will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This vote authorization form also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

(to be signed on the other side)

[UNITED COMMUNITY BANCORP LETTERHEAD]

Dear Stock Award Recipient:

On behalf of the Board of Directors of United Community Bancorp (the “Company”), please find enclosed a vote authorization form for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., the trustee of all unvested shares of Company common stock held in the Company’s 2006 Equity Incentive Plan Trust (“Incentive Plan Trust”), on the proposals presented at the Annual Meeting of Stockholders of United Community Bancorp (the “Company”) on November 22, 2011.  Also enclosed is a Notice and Proxy Statement for the Company’s 2011 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the Company’s 2006 Equity Incentive Plan (the “Incentive Plan”) that are unvested as of October 17, 2011.  The Incentive Plan trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients. Shares for which no timely direction is provided will be voted by the Company.

To direct the Incentive Plan trustee on how to vote the shares of common stock awarded to you under the Incentive Plan, please complete and sign the appropriately marked vote authorization form for the Incentive Plan and return it in the accompanying postage-paid envelope.  Alternatively, you may also vote via the Internet or by telephone, as directed on the vote authorization form.

Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or United Community Bank.

Sincerely,

/s/ Elmer G. McLaughlin

Elmer G. McLaughlin
Executive Vice President, Chief Operating Officer and Corporate Secretary

[UNITED COMMUNITY BANCORP LOGO]
Annual Meeting of Stockholders

November 22, 2011, 12:00 p.m. Local Time

You can vote in one of three ways:  1) By Mail, 2) By Phone, 3) By Internet.
See the reverse side of this sheet for instructions.

IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF THE VOTE AUTHORIZATION FORM, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT
Please complete both sides of the vote authorization form, sign, date, detach and return in the enclosed envelope.
.
Detach vote authorization form here
The below signed acknowledges receipt from the Company prior to the execution of this vote authorization form of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

	INCENTIVE PLAN	IMPORTANT
[VOTER CONTROL NUMBER
ABOVE NAME HERE]	Dated	The prompt return of proxies will save the Company
`		the expense of further requests for proxies to
ensure a quorum at the meeting. A self-addressed
postage-prepaid envelope is enclosed for your
convenience.
(Please sign here)

Please sign exactly as your name appears on this form.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign only one signature is required.

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the vote authorization form below.   Detach the form below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted.  Just follow these easy steps:

1.	Read the accompanying Proxy materials.
2.
Visit our Internet voting site at www.ilstk.com, click on the “Internet Voting” tab, enter your Voter Control Number and the last four digits of your Tax Identification Number associated with the account you are voting in the designated fields.  Your Voter Control Number is shown above.

Please note that all votes cast by Internet must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.  This is a “secured” web page site.  Your software and/or Internet provider must be “enabled” to access this site.  Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Vote Authorization Form By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate.  Just follow these easy steps:

1.	Read the accompanying Proxy materials.
2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3.	When asked for your Voter Control Number, enter the Voter Control Number printed above.
4.	You will also be asked to enter the last four digits of your Tax Identification Number that is associated with the account you are voting.

Please note that all votes cast by telephone must be completed and submitted prior to Sunday, November 20, 2011, at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the vote authorization form.

If You Vote By TELEPHONE, Please Do Not Return Your Vote Authorization Form By Mail

INCENTIVE PLAN

VOTE AUTHORIZATION FORM – UNITED COMMUNITY BANCORP

I understand that First Bankers Trust Services, Inc., the Incentive Plan Trustee, is the holder of record and custodian of all unvested restricted shares of United Community Bancorp (the “Company”) common stock awarded to me under the Company’s 2006 Equity Incentive Plan.  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on November 22, 2011.

Accordingly, you are to vote my share as follows:

1.	The election as directors of all nominees listed.

	FOR	VOTE WITHHELD
01 William F. Ritzmann	☐	☐
02 Robert J. Ewbank	☐	☐
03 Richard C. Strzynski	☐	☐
04 James D. Humphrey	☐	☐

2.	The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent registered public accountants of United Community Bancorp for the year ending June 30, 2012.

☐   FOR                                 ☐   AGAINST                                 ☐   ABSTAIN

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposal.

This vote authorization form, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this vote authorization form will be voted “FOR” the nominees and the proposal listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this vote authorization form will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This vote authorization form also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.
(to be signed on the other side)